EXHIBIT 99.2

                                       GG4

                      Structural and Collateral Term Sheet
                          $3,715,740,000 (Approximate)

                      GS Mortgage Securities Corporation II
                                  As Depositor

                  Commercial Mortgage Pass-Through Certificates
                                 Series 2005-GG4

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                         Commerzbank AG, New York Branch
                              Mortgage Loan Sellers

                      GMAC Commercial Mortgage Corporation
                                 Master Servicer

                               LNR Partners, Inc.
                                Special Servicer

                                  June 8, 2005

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital                                Goldman, Sachs & Co.
                          Co-Lead Bookrunning Managers


Bear, Stearns & Co. Inc.                              Credit Suisse First Boston
Morgan Stanley                                               Wachovia Securities

GSMS 2005-GG4
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                                                     Approx. %
                                                          Approx.    of Cut-off    Weighted                Assumed Final
                                    Approx. Certificate   Credit       Date        Average    Principal    Distribution
    Class   S&P   Moody's   Fitch         Balance         Support     Balance      Life (1)   Window (1)     Date (1)     Rate Type
-----------------------------------------------------------------------------------------------------------------------------------
A-1         AAA     Aaa      AAA           $150,000,000    20.000%        3.749%      3.217   07/05-01/10      01/10             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-DP        AAA     Aaa      AAA           $166,616,000    20.000%        4.165%      4.280   07/05-07/10      07/10             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-2         AAA     Aaa      AAA           $349,848,000    20.000%        8.744%      4.736   01/10-07/10      07/10             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-3         AAA     Aaa      AAA           $288,705,000    20.000%        7.216%      6.777   01/12-06/12      06/12             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-AB        AAA     Aaa      AAA           $236,868,000    20.000%        5.921%      7.339   02/10-12/14      12/14             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-4         AAA     Aaa      AAA         $1,000,000,000    20.000%       24.995%      9.717   12/14-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-4A        AAA     Aaa      AAA           $734,095,000    30.000%       18.349%      9.693   12/14-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-4B        AAA     Aaa      AAA           $104,871,000    20.000%        2.621%      9.881   05/15-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-1A        AAA     Aaa      AAA           $169,634,000    20.000%        4.240%      8.304   07/05-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
A-J         AAA     Aaa      AAA           $300,060,000    12.500%        7.500%      9.881   05/15-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
B           AA      Aa2      AA             $65,013,000    10.875%        1.625%      9.881   05/15-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
C           AA-     Aa3      AA-            $35,007,000    10.000%        0.875%      9.881   05/15-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
D            A      A2        A             $75,015,000     8.125%        1.875%      9.881   05/15-05/15      05/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------
E           A-      A3       A-             $40,008,000     7.125%        1.000%      9.906   05/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------------

NON - OFFERED CERTIFICATES


                                                                 Approx. %
                                  Approx. Certificate  Approx.   of Cut-off   Weighted               Assumed Final
                                  Balance / Notional   Credit       Date      Average    Principal   Distribution
    Class   S&P   Moody's  Fitch        Amount         Support    Balance     Life (1)  Window (1)     Date (1)     Rate Type
-----------------------------------------------------------------------------------------------------------------------------
F (2)       BBB+   Baa1    BBB+           $55,011,000    5.750%     1.375%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
G (2)       BBB    Baa2     BBB           $45,009,000    4.625%     1.125%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
H (2)       BBB-   Baa3    BBB-           $40,008,000    3.625%     1.000%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
J (2)       BB+     Ba1     BB+           $20,004,000    3.125%     0.500%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
K (2)        BB     Ba2     BB            $20,004,000    2.625%     0.500%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
L (2)       BB-     Ba3     BB-           $20,004,000    2.125%     0.500%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
M (2)        B+     B1      B+            $10,002,000    1.875%     0.250%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
N (2)        B      B2       B            $10,002,000    1.625%     0.250%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
O (2)        B-     B3      B-            $10,002,000    1.375%     0.250%       9.964  06/15-06/15      06/15             (4)
-----------------------------------------------------------------------------------------------------------------------------
P (2)        NR     NR      NR            $55,011,486    0.000%     1.375%      10.665  06/15-03/17      03/17             (4)
-----------------------------------------------------------------------------------------------------------------------------
X-P (2, 3)  AAA     Aaa     AAA        $3,831,315,000    N/A        N/A         N/A         N/A           N/A              (3)
-----------------------------------------------------------------------------------------------------------------------------
X-C (2, 3)  AAA     Aaa     AAA        $4,000,797,486    N/A        N/A         N/A         N/A           N/A              (3)
-----------------------------------------------------------------------------------------------------------------------------


      (1) As of the cut-off date, the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS - Yield Considerations" in the prospectus supplement.

      (2) Not offered hereby. Any information provided in this term sheet regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

      (3) The class X-P and class X-C certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X-P and class X-C certificates as described in the prospectus supplement.

      (4) For any distribution date, the pass-through rates on the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B, class A-1A, class A-J, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, and class P certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii) or (iv) the rate specified in clause (ii) less a specified percentage.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 2 -                              Goldman
                                                                        Sachs

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS (1)                                           Total Pool           Loan Group 1         Loan Group 2
Initial mortgage pool balance .................................     $4,000,797,487        $3,831,163,135        $169,634,351
Number of mortgage loans ......................................                189                   177                  12
Number of mortgaged properties ................................                206                   194                  12
Percentage of investment grade shadow rated loans (2) .........                6.4%                  6.7%                0.0%
Weighted average underwritten debt service coverage ratio (3) .              1.54x                 1.54x               1.46x
Weighted average cut-off date loan-to-value ratio (3) .........               71.8%                 71.6%               77.0%
Average cut-off date principal balance ........................        $21,168,241           $21,644,989         $14,136,196
Weighted average mortgage interest rate .......................              5.516%                5.525%              5.303%
Loans with Single Tenant Percentage ...........................                2.7%                  2.8%                0.0%

(1) Unless otherwise noted, references in this term sheet include the senior pari passu companion loan in the trust secured by the Wells Fargo Center Property and the 200 Madison Avenue Property, do not include the related senior pari passu companion loan that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, the related subordinate companion loan.

(2) The Streets at Southpoint, 200 Madison Avenue and Cascade Mall are investment grade loans. S&P, Moody's and Fitch have confirmed that these loans, in the context of their inclusion in the trust, have credit characteristics consistent with that of an obligation rated investment grade.

(3) For the purpose of calculating underwritten debt service coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu companion loan that is not in the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

(4) Loan Group 1 consists of 177 non-multifamily loans (including 1 manufactured housing community).


(5) Loan Group 2 consists of 12 multifamily loans (including 1 manufactured housing community).


-------------------------------------------------------------------------------------------------------------------

TEN LARGEST LOANS

-------------------------------------------------------------------------------------------------------------------
                                                     % of Initial                  Property
                            Cut-off Date Principal     Mortgage       Property       Size      Loan Balance
          Loan Name              Balance ($)         Pool Balance       Type       SF / Room   Per SF/Room    DSCR
-------------------------------------------------------------------------------------------------------------------
Mall at Wellington Green              $200,000,000            5.0%     Retail        604,942           $331   1.56x
Wells Fargo Center                     200,000,000            5.0      Office      1,210,102           $228   1.54x
The Streets at Southpoint              169,622,411            4.2      Retail        583,696           $291   1.88x
North Hills                            105,000,000            2.6      Retail        576,691           $182   1.44x
Century Centre Office                  100,000,000            2.5      Office        447,692           $223   1.15x
Lantana Campus                          98,000,000            2.4      Office        331,974           $295   1.90x
Hyatt Regency Dallas                    90,000,000            2.2    Hospitality       1,122        $80,214   2.73x
Astor Crowne Plaza                      85,000,000            2.1    Hospitality         707       $120,226   1.40x
One HSBC Center                         78,000,000            1.9      Office        851,915            $92   1.31x
Festival at Bel Air                     76,000,000            1.9      Retail        437,227           $174   1.53x
                                    --------------           ----
Total/Wtd. Avg                      $1,201,622,411           30.0%                                            1.64x
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------
                             Cut-Off     Shadow Ratings
                            Date LTV     (S&P / Moody's
          Loan Name         Ratio (%)     / Fitch) (1)
-------------------------------------------------------
Mall at Wellington Green         71.4%
Wells Fargo Center               80.0%
The Streets at Southpoint        49.9%   A / Baa2 / A+
North Hills                      75.5%
Century Centre Office            73.5%
Lantana Campus                   70.5%
Hyatt Regency Dallas             52.9%
Astor Crowne Plaza               77.3%
One HSBC Center                  76.5%
Festival at Bel Air              78.9%
Total/Wtd. Avg                   70.1%
-------------------------------------------------------

   (1) S&P, Moody's and Fitch have confirmed that this loan, in the context of its inclusion in the trust, has credit characteristics consistent with that of an obligation rated investment grade.

PROPERTY TYPES

                      Number of Mortgaged  Aggregate Cut-off Date  % of Initial Mortgage                   Wtd. Avg. Cut-off Date
  Property Type           Properties       Principal Balance ($)       Pool Balance        Wtd. Avg. DSCR      LTV Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
Retail                                 85          $1,732,549,444                   43.3%      1.49x                         70.7%
Office                                 70           1,599,820,859                   40.0       1.54x                         73.4%
Hospitality                            23             449,951,238                   11.2       1.79x                         68.3%
Multifamily                            11             163,800,754                    4.1       1.46x                         76.9%
Self Storage                            9              23,015,720                    0.6       1.55x                         75.1%
Industrial                              6              19,325,874                    0.5       1.46x                         72.0%
Manufactured Housing                    2              12,333,598                    0.3       1.25x                         76.7%
                                      ---          --------------                  -----
Total/Wtd. Avg                        206          $4,000,797,487                  100.0%      1.54x                         71.8%
---------------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS

                      Number of Mortgaged  Aggregate Cut-off Date  % of Initial Mortgage                   Wtd. Avg. Cut-off Date
Property Location         Properties       Principal Balance ($)       Pool Balance        Wtd. Avg. DSCR      LTV Ratio (%)
---------------------------------------------------------------------------------------------------------------------------------
California                             43            $966,244,077                   24.2%      1.50x                         70.9%
Florida                                15             367,416,098                    9.2       1.55x                         72.9%
Texas                                  20             357,392,023                    8.9       1.70x                         69.5%
North Carolina                         12             332,783,742                    8.3       1.73x                         61.2%
Pennsylvania                           14             238,866,666                    6.0       1.51x                         75.6%
Colorado                                4             223,516,230                    5.6       1.55x                         78.4%
Maryland                                9             163,043,439                    4.1       1.46x                         78.2%
Other (1)                              89           1,351,535,213                   33.8       1.49x                         72.8%
                                      ---          --------------                  -----
Total/Wtd. Avg                        206          $4,000,797,487                  100.0%      1.54x                         71.8%
---------------------------------------------------------------------------------------------------------------------------------

   (1) Includes 26 states and the Territory of Guam.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 3 -                              Goldman
                                                                        Sachs

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

Distribution of Cut-off Date Principal Balance
----------------------------------------------------------------------------------------------
                                                                              Percentage of
 Range of Cut-off Date Balances -     Number of                             Aggregate Cut-off
 ($)                                Mortgage Loans   Cut-off Date Balance     Date Balance
----------------------------------------------------------------------------------------------
1,994,327 - 4,999,999                           35           $116,302,470                 2.9%
5,000,000 - 6,999,999                           26            155,536,895                 3.9
7,000,000 - 9,999,999                           22            178,504,098                 4.5
10,000,000 - 14,999,999                         26            329,671,395                 8.2
15,000,000 - 19,999,999                         20            346,741,816                 8.7
20,000,000 - 24,999,999                         17            378,705,374                 9.5
25,000,000 - 29,999,999                         10            270,245,000                 6.8
30,000,000 - 39,999,999                          9            311,463,796                 7.8
40,000,000 - 49,999,999                          9            397,308,877                 9.9
50,000,000 - 59,999,999                          2            102,155,354                 2.6
60,000,000 - 79,999,999                          5            366,540,000                 9.2
80,000,000 - 99,999,999                          3            273,000,000                 6.8
100,000,000 - 149,999,999                        2            205,000,000                 5.1
150,000,000 - 200,000,000                        3            569,622,411                14.2
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

----------------------------------------------------------------------------------------------


 Distribution of DSCR
---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-off
 Range of DSCR (x)                  Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
1.11 - 1.19                                      7           $181,000,000                 4.5%
1.20 - 1.29                                     26            499,817,081                12.5
1.30 - 1.39                                     45            741,245,255                18.5
1.40 - 1.49                                     36            702,226,440                17.6
1.50 - 1.59                                     25            801,604,239                20.0
1.60 - 1.69                                     14            196,829,005                 4.9
1.70 - 1.79                                     11             90,016,839                 2.2
1.80 - 1.89                                     11            376,331,288                 9.4
1.90 - 1.99                                      3            127,125,000                 3.2
2.00 - 2.29                                      7            136,882,340                 3.4
2.30 - 2.73                                      4            147,720,000                 3.7
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Amortization Type

---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-off
 Amortization Type                  Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
Interest Only, Then Amortizing                  97         $1,976,527,500                49.4%
Interest Only                                   32          1,234,805,000                31.1
Amortizing                                      60            780,464,987                19.5
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Lockboxes

---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-off
 Lockbox Type                       Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
Hard                                            71         $2,502,979,547                62.6%
Soft                                            20           $368,290,159                 9.2%
Springing                                        4            $40,446,098                 1.0%

---------------------------------------------------------------------------------------------


Distribution of LTV Ratios at Cut-Off Date

---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-off
 Range of LTV (%)                   Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
40.50 - 50.00                                    4           $243,339,252                 6.1%
50.01 - 60.00                                   11            224,215,651                 5.6
55.01 - 65.00                                   11            115,213,777                 2.9
65.01 - 70.00                                   28            447,940,634                11.2
70.01 - 75.00                                   48          1,238,975,548                31.0
75.01 - 80.00                                   81          1,649,296,077                41.2
80.01 - 82.40                                    6             81,816,547                 2.0
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Mortgage Interest Rate (%)

---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-off
 Range of Mortgage Rates (%)        Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
4.622% - 5.000%                                  9           $272,691,165                 6.8%
5.001% - 5.250%                                 41            845,113,977                21.1
5.251% - 5.500%                                 52          1,240,368,831                31.0
5.501% - 5.750%                                 42            721,315,709                18.0
5.751% - 6.000%                                 23            463,182,705                11.6
6.001% - 6.500%                                 16            265,581,345                 6.6
6.501% - 7.055%                                  6            192,543,755                 4.8
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Original Terms to Maturity

---------------------------------------------------------------------------------------------
                                                                              Percentage of
 Range of Original Terms to           Number of                             Aggregate Cut-off
 Maturity (mos)                     Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
36 - 60                                         24           $552,193,777                13.8%
61 - 96                                         13            387,178,788                 9.7
97 - 119                                         5            249,641,098                 6.2
120 - 120                                      144          2,775,788,721                69.4
121 - 144                                        3             35,995,102                 0.9%
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Remaining Terms to Maturity

---------------------------------------------------------------------------------------------
                                                                              Percentage of
 Range of Remaining Terms to          Number of                             Aggregate Cut-off
 Maturity (mos)                     Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
36 - 60                                         24           $552,193,777                13.8%
61 - 110                                        17            436,819,886                10.9
111 - 115                                       20            326,202,884                 8.2
116 - 116                                       19            496,469,116                12.4
117 - 117                                       20            264,613,885                 6.6
118 - 118                                       23            725,159,885                18.1
119 - 141                                       66          1,199,338,052                30.0
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Remaining Amortization Terms

---------------------------------------------------------------------------------------------
                                                                              Percentage of
 Range of Remaining                   Number of                             Aggregate Cut-off
 Amortization Terms (mos)           Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
Interest Only                                   32          $1,234,805,00                31.1%
192 - 299                                       12            107,595,193                 2.7
300 - 359                                       45            740,519,793                18.5
360 - 360                                      100          1,908,877,500                47.7
                                               ---        ---------------              ------
  Total                                        189         $4,000,797,487               100.0%

---------------------------------------------------------------------------------------------


 Distribution of Prepayment Provisions

---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-off
  Prepayment Provisions             Mortgage Loans   Cut-off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
 Defeasance                                    176         $3,742,850,194                93.6%
 Greater of YM or 1%                            11            122,947,292                 3.1
 Yield Maintenance                               1             90,000,000                 2.2
 Flat 1% Fee                                     1             45,000,000                 1.1
                                               ---         --------------               -----
  Total                                        189         $4,000,797,487               100.0%
---------------------------------------------------------------------------------------------


 Distribution of Escrow Types

---------------------------------------------------------------------------------------------
                                                                              Percentage of
                                      Number of                             Aggregate Cut-Off
 Escrow Type (1)                    Mortgage Loans   Cut-Off Date Balance     Date Balance
---------------------------------------------------------------------------------------------
 Real Estate Tax                               165         $3,075,390,537                76.9%
 Insurance                                     151         $2,911,739,410                72.8%
 Replacement Reserve                           156         $2,550,252,331                63.7%
 TI/LC (2)                                     108         $2,074,146,826                61.9%

---------------------------------------------------------------------------------------------

(1)   Includes initial and ongoing reserves and escrows.
(2) The TI/LC percentage of initial mortgage pool balance does not include mortgage loans secured by multifamily, hospitality, manufactured housing community or self storage properties.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 4 -                              Goldman
                                                                        Sachs

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

     The table below identifies each of the mortgage loans included in the trust that have corresponding companion loans.

                                                                             Subordinate           Pari Passu
                                       Original Principal   % of Initial    Companion Loan       Companion Loan
                 Mortgage Loan            Loan Balance      Pool Balance       Balance              Balance
------------------------------------   ------------------   ------------    --------------       --------------
Wells Fargo Center ..................        $200,000,000            5.0%           NA            $76,000,000
The Streets at Southpoint ...........        $170,000,000            4.2%      $85,000,000(1)          NA
Hyatt Regency Dallas ................         $90,000,000            2.2%      $20,000,000(2)          NA
One HSBC Center .....................         $78,000,000            1.9%       $5,000,000(3)          NA
Glendale Portfolio - 801 North Brand          $70,540,000            1.8%       $5,000,000(4)          NA
200 Madison Avenue ..................         $45,000,000            1.1%           NA            $45,000,000
Four Falls ..........................         $42,200,000            1.1%       $1,600,000(5)          NA
Oak Hill / Walnut Hill ..............         $35,300,000            0.9%       $2,200,000(6)          NA
Rockaway 80 Corporate Center ........         $23,000,000            0.6%       $3,500,000(7)          NA
Homewood Suites - Lansdale ..........         $17,225,000            0.4%               (8)            NA
Airport Center ......................         $15,400,000            0.4%       $3,850,000             NA
Hampton Inn - Plymouth Meeting ......         $15,053,202            0.4%               (8)            NA
Hampton Inn - Philadelphia Airport ..         $13,489,501            0.3%               (8)            NA
Innovation Park at Penn State .......          $9,000,000            0.2%         $562,500(9)          NA



                                       Original Whole    Original Whole
                 Mortgage Loan            Loan LTV         Loan DSCR
------------------------------------   --------------    --------------
Wells Fargo Center ..................            80.0%       1.54x
The Streets at Southpoint ...........            75.0%       1.22x
Hyatt Regency Dallas ................            64.7%       2.23x
One HSBC Center .....................            81.4%       1.23x
Glendale Portfolio - 801 North Brand             75.9%       1.33x
200 Madison Avenue ..................            45.0%       2.65x
Four Falls ..........................            80.2%     1.52x(10)
Oak Hill / Walnut Hill ..............            82.1%     1.54x(10)
Rockaway 80 Corporate Center ........            76.6%       1.00x
Homewood Suites - Lansdale ..........            67.8%       1.93x
Airport Center ......................            87.5%       1.24x
Hampton Inn - Plymouth Meeting ......            77.2%       1.37x
Hampton Inn - Philadelphia Airport ..            76.2%       1.37x
Innovation Park at Penn State .......            82.7%       1.29x



(1) The Streets at Southpoint Subordinate Companion Loan has an interest rate of 5.865%. Under the terms of the loan agreement, the balance of the Subordinate Companion Loan may be increased provided that (a) the aggregate loan-to-value ratio of the Whole Loan after the additional advance would not exceed 75%, (b) the aggregate debt-service coverage ratio of the Whole Loan after the additional advance would not be less than 1.20x (based on the actual loan constant) or 0.90x (based on an assumed loan constant of 9.0%) and (c) each rating agency has confirmed that the advance would not result in the downgrade, withdrawal or qualification of any rating then assigned to any class of certificates.

(2) The Hyatt Regency Dallas Subordinate Companion Loan has an interest rate of 5.590%. All scheduled amortization under the Hyatt Regency Dallas Whole Loan will be paid to the Hyatt Regency Dallas Subordinate Companion Loan unless a monetary default or non-monetary default that causes a special servicing transfer occurs.

(3)  The One HSBC Center Subordinate Companion Loan has an interest rate of
     6.200%.

(4)  The 801 North Brand Subordinate Companion Loan has an interest rate of
     5.727%.

(5) The related Mortgage Loan Seller has provided the borrower with a floating rate Subordinate Companion Loan in an amount up to $10,500,000, to be funded by the related Mortgage Loan Seller within three years of the origination date of the Whole Loan. The Subordinate Companion Loan bears interest at a floating rate equal to 1-month LIBOR plus 3.25% and is subject to a LIBOR floor of 2.25%. As of the Cut-off Date, the borrower has received $1,600,000 under the Subordinate Companion Loan. See "Description of the Mortgage Pool -Additional Indebtedness" in the prospectus supplement.

(6) The related Mortgage Loan Seller has provided the borrower with a floating rate Subordinate Companion Loan in an amount up to $13,400,000, to be funded by the related Mortgage Loan Seller within three years of the origination date of the Whole Loan. The Subordinate Companion Loan bears interest at a floating rate equal to 1-month LIBOR plus 3.25% and is subject to a LIBOR floor of 2.25%. As of the Cut-off Date, the borrower has received $2,200,000 under the Subordinate Companion Loan. See "Description of the Mortgage Pool -Additional Indebtedness" in the prospectus supplement.

(7) The Rockaway 80 Corporate Center Subordinate Companion Loan has an interest rate of 7.663%.

(8) The Subordinate Companion Loan is an interest-only note that provides for the payment of interest (0.55% Homewood Suites - Lansdale, 0.55% Hampton Inn - Plymouth Meeting, 0.55% Hampton Inn - Philadelphia Airport) based on a notional amount equal to the principal balance of the related mortgage loan that is in the trust.

(9) The Innovation Park at Penn State Subordinate Companion Loan has an interest rate of 12.750%.

(10) Based on a LIBOR assumption of 3.00%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 5 -                              Goldman
                                                                        Sachs

GSMS 2005-GG4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


MORTGAGE POOL PREPAYMENT PROFILE
------------------------------------------------------------------------------------------------------------------------------

                                                        Total Pool

------------------------------------------------------------------------------------------------------------------------------
Prepayment                            July         July         July         July         July          July         July
Restrictions                          2005         2006         2007         2008         2009          2010         2011
------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance              100.00%      100.00%       93.87%       94.94%        94.93%       92.97%       94.01%
> of YM or 1%                          0.00%        0.00%        4.99%        5.06%         5.07%        5.89%        5.99%
Percentage Penalty                     0.00%        0.00%        1.13%        0.00%         0.00%        0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Open                                   0.00%        0.00%        0.00%        0.00%         0.00%        1.13%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                                100.00%      100.00%      100.00%      100.00%       100.00%      100.00%      100.00%
 Balance of Mortgage Loans ($mm)   4,000.80     3,988.68     3,970.24     3,899.06      3,864.47     3,328.76     3,250.44
% of Cut-Off Balance                 100.00%       99.70%       99.24%       97.46%        96.59%       83.20%       81.24%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Prepayment                             July         July         July         July         July          July
Restrictions                           2012         2013         2014         2015         2016          2017
------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance               93.40%       93.36%       93.22%       37.45%       100.00%        0.00%
> of YM or 1%                          6.60%        6.64%        6.78%       62.55%         0.00%        0.00%
Percentage Penalty                     0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Open                                   0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                                100.00%      100.00%      100.00%      100.00%       100.00%        0.00%
 Balance of Mortgage Loans ($mm)   2,888.72     2,848.61     2,763.78        31.96         11.74         0.00
% of Cut-Off Balance                  72.20%       71.20%       69.08%        0.80%         0.29%        0.00%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

      1. Table calculated using modeling assumptions as described in the prospectus supplement.

      2.    Differences in totals may exist due to rounding.


---------------------------------------------------------------------------------------------------------------------------

                                                       Loan Group 1

-----------------------------------------------------------------------------------------------------------------------------
Prepayment                           July         July         July         July         July          July         July
Restrictions                         2005         2006         2007         2008         2009          2010         2011
-----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00%      100.00%       93.60%       94.72%        94.70%       92.66%       93.74%
> of YM or 1%                         0.00%        0.00%        5.22%        5.28%         5.30%        6.16%        6.26%
Percentage Penalty                    0.00%        0.00%        1.18%        0.00%         0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Open                                  0.00%        0.00%        0.00%        0.00%         0.00%        1.18%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Total                               100.00%      100.00%      100.00%      100.00%       100.00%      100.00%      100.00%
 Balance of Mortgage Loans ($mm)  3,831.16     3,819.18     3,800.91     3,730.21      3,696.26     3,186.28     3,109.54
% of Cut-Off Balance                100.00%       99.69%       99.21%       97.36%        96.48%       83.17%       81.16%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Prepayment                            July         July         July         July         July          July
Restrictions                          2012         2013         2014         2015         2016          2017
-----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance              93.15%       93.11%       92.95%       37.45%       100.00%        0.00%
> of YM or 1%                         6.85%        6.89%        7.05%       62.55%         0.00%        0.00%
Percentage Penalty                    0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Open                                  0.00%        0.00%        0.00%        0.00%         0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Total                               100.00%      100.00%      100.00%      100.00%       100.00%        0.00%
 Balance of Mortgage Loans ($mm)  2,780.97     2,742.61     2,659.64        31.96         11.74         0.00
% of Cut-Off Balance                 72.59%       71.59%       69.42%        0.83%         0.31%        0.00%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

      1. Table calculated using modeling assumptions as described in the prospectus supplement.

      2.    Differences in totals may exist due to rounding.

---------------------------------------------------------------------------------------------------------------------------

                                                       Loan Group 2

-----------------------------------------------------------------------------------------------------------------------------
Prepayment                           July         July         July         July         July          July         July
Restrictions                         2005         2006         2007         2008         2009          2010         2011
-----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00%      100.00%      100.00%      100.00%       100.00%      100.00%      100.00%
> of YM or 1%                         0.00%        0.00%        0.00%        0.00%         0.00%        0.00%        0.00%
Percentage Penalty                    0.00%        0.00%        0.00%        0.00%         0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Open                                  0.00%        0.00%        0.00%        0.00%         0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Total                               100.00%      100.00%      100.00%      100.00%       100.00%      100.00%      100.00%
 Balance of Mortgage Loans ($mm)    169.63       169.51       169.33       168.85        168.21       142.48       140.91
% of Cut-Off Balance                100.00%       99.92%       99.82%       99.54%        99.16%       83.99%       83.06%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Prepayment                           July         July         July          July
Restrictions                         2012         2013         2014          2015
-----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00%      100.00%      100.00%        0.00%
> of YM or 1%                         0.00%        0.00%        0.00%        0.00%
Percentage Penalty                    0.00%        0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Open                                  0.00%        0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------
Total                               100.00%      100.00%      100.00%        0.00%
 Balance of Mortgage Loans ($mm)    107.75       106.00       104.14         0.00
% of Cut-Off Balance                 63.52%       62.48%       61.39%        0.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

      1. Table calculated using modeling assumptions as described in the prospectus supplement.

      2.    Differences in totals may exist due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 6 -                              Goldman
                                                                        Sachs

GSMS 2005-GG4
--------------------------------------------------------------------------------

TRANSACTION TERMS
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Issue Type                    Sequential Pay REMIC

Cut-off Date                  With respect to each mortgage loan, the later
                              of the due date in June 2005 for that mortgage loan or the date of origination of that mortgage loan. All mortgage loan characteristics are based on balances as of the cut-off date after application of all payments due on or before such date (whether or not received). All percentages presented in this term sheet are approximate.

Mortgage Pool                 The mortgage pool consists of 189 mortgage loans
                              with an aggregate cut-off date balance of $4,000,797,487, subject to a variance of +/- 5%.
                              The mortgage loans are secured by 206 mortgaged real properties located throughout 33 states and the Territory of Guam. Loan Group 1 is comprised of 177 loans and Loan Group 2 is comprised of 12 loans.

Depositor                     GS Mortgage Securities Corporation II

Mortgage Loan Sellers         Greenwich Capital Financial Products, Inc.,
                              Goldman Sachs Mortgage Company and Commerzbank AG,
                              New York Branch

Underwriters                  Greenwich Capital Markets, Inc. and Goldman, Sachs
                              & Co. as Co-Lead Bookrunning Managers Bear,
                              Stearns & Co. Inc., Credit Suisse First Boston
                              LLC, Morgan Stanley & Co. Incorporated and
                              Wachovia Capital Markets LLC as Co-Managers

Trustee                       Wells Fargo Bank, N. A.

Master Servicer               GMAC Commercial Mortgage Corporation

Special Servicer              LNR Partners, Inc.

Rating Agencies               Fitch, Inc., Moody's Investors Service, Inc. and
                              Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

Denominations                 $10,000 minimum for the offered certificates.

Closing Date                  On or about June 23, 2005 Settlement Terms
                              Book-entry through DTC for all offered
                              certificates.

Determination Date            The sixth day of each month, or if such sixth day
                              is not a business day, the next succeeding business day.

Distribution Date             The tenth day of each month, or if such tenth
                              day is not a business day, the next succeeding business day, provided that the distribution date will be at least four business days following the determination date.

Distributions                 Each class of offered certificates will be
                              entitled on each distribution date to interest accrued at its pass-through rate for that distribution date on the outstanding certificate balance of the class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year.

                              Generally, the interest from the Available
                              Distribution Amount related to Loan Group 1 will be used to pay interest to class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A and class A-4B, pro rata, until paid in full. Generally, the interest from the Available Distribution Amount related to Loan Group 2 will be used to pay interest to the class A-1A until paid in full. Generally, any remaining Available Distribution Amount will be used to pay interest to class X-P and X-C, pro rata, until paid in full. If any of the above Available Distribution Amounts are not sufficient to pay interest on class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B, class A-1A, class X-P and class X-C, then the entire Available Distribution Amount will be used to pay interest pro rata to those certificates.

                              Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay principal to the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A and class A-4B certificates as follows:

                                     (1) to the class A-AB in an amount equal to
                              the lesser of the Voluntary Principal or the amount necessary to reduce the certificate balance of the class A-AB certificates to the planned principal balance;

                                     (2) to (a) the class A-DP and (b) class A-1
                              and class A-2, pro rata based on their beginning certificate balances, in an amount equal to the lesser of the Voluntary Principal remaining after the distributions pursuant to clause (1) and the amount required to reduce their certificate balance to zero; provided that amounts distributed to class A-1 and class A-2 will be applied first to class A-1 until paid in full and then to class A-2 until paid in full;

                                     (3) to class A-DP, class A-AB, class A-1
                              and class A-2, in that order, until paid in full or in the case of A-AB up to an amount necessary to reduce the certificate balance of the class A-AB certificates to its planned principal balance, in


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 7 -                              Goldman
                                                                        Sachs

GSMS 2005-GG4
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TRANSACTION TERMS
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                              an amount equal to the Involuntary Principal;

                                     (4) to class A-3 until paid in full, all
                              remaining amounts of Voluntary Principal and Involuntary Principal remaining after the distributions pursuant to (1), (2) and (3);

                                     (5) A-AB, until paid in full, all remaining
                              amounts of Voluntary Principal and Involuntary Principal remaining after the distributions pursuant to (1), (2), (3) and (4); and

                                     (6) to (a) the class A-4 and (b) class A-4A
                              and class A-4B, pro rata based on their
                              outstanding certificate balances, all remaining amounts of Voluntary Principal and Involuntary Principal remaining after the distributions pursuant to (1), (2), (3), (4) and (5) until paid in full; provided that amounts distributed to class A-4A and class A-4B will be applied first to class A-4A until paid in full and then to class A-4B until paid in full.

                              After the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A and class A-4B certificates are paid all amounts to which they are entitled, the remaining Available Distribution Amount related to Loan Group 1 will be used to pay principal to class A-1A until paid in full.

                              Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay principal to the class A-1A until paid in full, then to pay principal to the class A-1, A-2, A-DP, A-3, A-AB, A-4, A-4A and A-4B in the same manner as principal distributions are made to those classes with respect to amounts related to Loan Group 1 as discussed above, until paid in full.

                              After class A-1, A-2, A-DP, A-3, A-AB, A-4, A-4A, A-4B and A-1A are paid all amounts to which they are entitled, the remaining Available Distribution Amount related to both Loan Groups will be used to pay interest and principal sequentially to the class A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates.

                              "Voluntary Principal" will be all principal received with respect to that distribution date allocable to scheduled monthly payments on the mortgage loans, scheduled balloon payments and voluntary prepayments.

                              "Involuntary Principal" will be all principal received with respect to that distribution date other than Voluntary Principal, such as liquidation proceeds, condemnation proceeds and insurance proceeds.

                              Notwithstanding the foregoing, on and after the date the certificate balance of the class A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates has been reduced to zero, principal will be paid pro rata based on their certificate balance as follows: (i) to class A-1, (ii) to class A-2, (iii) to class A-DP, (iv) to class A-3,
                              (v) to class A-AB, (vi) to class A-4, (vii) to class A-4A and class A-4B and (viii) to class A-1A; provided that principal distributed to Class A-4A and Class A-4B will be applied first to Class A-4A until paid in full and then to Class A-4B until paid in full.

Losses Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class P, class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C class B and class A-J certificates, in that order, and then, pro rata, to the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B and class A-1A certificates (without regard to the priorities set forth in clauses (1), (2), (3) or (4) above and without regard to Loan Group); provided that all Realized Losses and Additional Trust Fund expenses allocated to class A-4A and class A-4B will be allocated first to class A-4B until its certificate balance is reduced to zero and then to class A-4A.

Prepayment Premiums and
Yield Maintenance Charges     Any prepayment premiums or yield maintenance
                              charges collected will be distributed to certificateholders on the distribution date following the prepayment. On each distribution date, the holders of any class of offered certificates and class F, class G and class H certificates that are then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of the prepayment premiums or yield maintenance charges net of workout fees and liquidation fees , multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that payment date, and the denominator of which is the Total
                              Principal Payment Amount for that payment date.

                              The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed 100% to the holders of the class X-C certificates.

Advances The master servicer and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes and insurance premiums, but only to the extent that those advances are not deemed non-recoverable and in the case of P&I advances subject to any appraisal reductions that may occur.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 8 -                              Goldman
                                                                        Sachs
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GSMS 2005-GG4
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TRANSACTION TERMS
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Appraisal Reductions          An appraisal reduction generally will be created
                              in the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist, which would cause such mortgage loan to be a required appraisal loan.

Optional Termination          The master servicer, the special servicer and
                              certain certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance. The purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans
                              (or fair market value in the case of REO
                              Properties), plus accrued and unpaid interest and certain other additional trust fund expenses, as described in the prospectus supplement. In addition, after the certificate balance of the class A-1 through class E certificates has been reduced to zero, the trust may also be terminated, subject to the consent of the master servicer (in its sole discretion), if all of the remaining series 2005-GG4 certificates (excluding class R and class LR) are held by a single certificateholder, and that certificateholder exchanges all of the then outstanding series
                              2005-GG4 certificates (excluding class R and class
                              LR) for the mortgage loans remaining in the trust.

Controlling Class             The class of sequential pay certificates (a) which
                              bears the latest alphabetical class designation
                              (other than the class X-P, class X-C, class R and class LR certificates) and (b) which has a certificate balance greater than 25% of its original certificate balance; provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation (other than the class X-P, class X-C, class R and class LR certificates); provided, further, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan may have certain consultation or approval rights with respect to servicing matters, as described in the prospectus supplement.

Tenants References in this term sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be an actual party to that lease. The rated parent may not guarantee the lease.

ERISA The offered certificates are expected to be ERISA eligible.

SMMEA The class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B, class A-1A, class A-J, class B and class C certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.


[LOGO] RBS Greenwich Capital         - 9 -                              Goldman
                                                                        Sachs